UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39472	25-1450605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.125% Series A Non-Cumulative, perpetual preferred stock)	CCNEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described below in Item 5.07 of this Current Report on Form 8-K, on April 15, 2025, at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”), the shareholders of CNB Corporation (the “Corporation”) approved the CNB Financial Corporation 2025 Omnibus Incentive Plan (the “2025 Plan”), which will replace the CNB Financial Corporation 2019 Omnibus Incentive Plan (the “2019 Plan”). The 2025 Plan was adopted by the Corporation’s Board of Directors (the “Board”) and became effective on January 21, 2025 (the “Effective Date”), subject to approval by the shareholders at the Annual Meeting. The Corporation received the requisite shareholder approval for the 2025 Plan on April 15, 2025.

Term. Unless terminated sooner in accordance with the terms of the 2025 Plan or extended with shareholder approval, the 2025 Plan will terminate on the day before the tenth anniversary of the Effective Date, January 20, 2035.

Types of Awards. The 2025 Plan provides for the grant of options, SARs, restricted stock, RSUs, deferred stock units, unrestricted stock, dividend equivalent rights, and other equity-based awards.

Eligibility. All of our employees and the employees of our “subsidiaries” and “affiliates” (as defined in the 2025 Plan) are eligible to receive awards under the 2025 Plan. In addition, our non-employee directors and consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under the 2025 Plan, other than incentive stock options.

Shares Reserved for Issuance. The maximum number of shares of the Corporation’s common stock that may be issued under the 2025 Plan will be the sum of (i) 750,000 shares of our common stock, plus (ii) the number of shares of our common stock available for future awards under the 2019 Plan as of the Effective Date, plus (iii) the number of shares of our common stock related to awards outstanding under the 2019 Plan as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of our common stock.

A description of the material terms of the 2025 Plan is set forth in Proposal 3 contained in the Corporation’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2025. The above description of the certain terms of the 2025 Plan is qualified in all respects by the full text of the 2025 Plan, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 15, 2025, the Corporation held its Annual Meeting at which the Corporation’s shareholders considered the following proposals: (i) to approve the issuance of shares of the Corporation’s common stock pursuant to the Agreement and Plan of Merger (the “merger agreement”), by and among the Corporation, CNB Bank, ESSA Bancorp, Inc., and ESSA Bank & Trust, dated as of January 9, 2025, (ii) the election to the Board of three Class 2 directors to serve until the 2028 annual meeting of shareholders or until their respective successors are elected, (iii) to approve the 2025 Plan, (iv) a non-binding advisory resolution to approve the compensation of the Corporation’s named executive officers, (v) to ratify the appointment of Forvis Mazars, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and (vi) to approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are insufficient votes at the time of the Annual Meeting, or at an adjournment or postponement of that meeting, to approve the proposal to issue shares of the Corporation’s common stock pursuant to the merger agreement. The proposals are described in detail in the Corporation’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on March 3, 2025. The final results for the votes regarding each proposal are set forth below.

Vote to Approve the Issuance of Shares of Common Stock

At the Annual Meeting, the Corporation’s shareholders voted to approve the issuance of shares of the Corporation’s common stock pursuant to the merger agreement. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,236,241	221,825	80,115	1,715,142

Election of Class 2 Directors

At the Annual Meeting, the following persons were duly elected as Class 2 directors, to serve until the Corporation’s 2028 Annual Meeting of Shareholders or until their respective successors are elected:

	Deborah Dick Pontzer	Nicholas N. Scott	Julie M. Young
For	14,339,613	14,920,229	14,995,470
Against	753,397	502,705	428,020
Abstentions	445,171	115,246	114,691
Broker Non-Votes	1,715,142	1,715,143	1,715,142

Vote to Approve the CNB Financial Corporation 2025 Omnibus Incentive Plan

At the Annual Meeting, the Corporation’s shareholders approved the 2025 Plan, as described above in Item 5.02 of this Current Report on Form 8-K. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,447,598	875,073	215,510	1,715,142

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Corporation’s shareholders approved, by non-binding advisory vote, the compensation paid to the Corporation’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,525,511	821,170	191,501	1,715,141

Ratification of Forvis Mazars, LLP as the Corporation’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Corporation’s shareholders ratified the appointment of Forvis Mazars, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2025. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,124,893	29,244	99,186	—

Vote to Approve One or More Adjournments of the Annual Meeting

At the Annual Meeting, the Corporation’s shareholders approved one or more adjournments of the Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are insufficient votes at the time of the Annual Meeting, or at an adjournment or postponement of that meeting, to approve the proposal to issue shares of the Corporation’s common stock pursuant to the merger agreement. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,922,328	510,654	105,198	1,715,143

The results reported above are final voting results.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	CNB Financial Corporation 2025 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to the Corporation’s Form S-8 filed on April 15, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: April 16, 2025	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer